UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2009

INDIANA COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-18847	35-1807839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Washington Street, Columbus, Indiana		47201
(Address of Principal Executive Offices)		(Zip Code)

(812) 522-1592
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 15, 2009, Indiana Community Bancorp (the “Company”), the holding company of Indiana Bank and Trust Company of Columbus, Indiana, issued a press release announcing a strategic decision to reposition a portion of its balance sheet by, among other things, selling approximately $70 million of its current securities portfolio and prepaying approximately $45 million of its Federal Home Loan Bank advances. Further details regarding the Company’s strategic plans are described in the press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated December 15, 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 15, 2009	INDIANA COMMUNITY BANCORP

	By:	/s/ Mark T. Gorski
Mark T. Gorski, Executive Vice President and Chief Financial Officer